SUN CAPITAL ADVISERS TRUSTR

SCSM INVESCO Energy Fund

SCSM INVESCO Health Sciences Fund

SCSM INVESCO Technology Fund

SCSM INVESCO Telecommunications Fund

Supplement dated October 10, 2002 to Prospectus dated May 1, 2002

At a meeting on October 9, 2002, the board of trustees of Sun Capital Advisers Trust voted to approve, and to recommend to the shareholders of SC INVESCO Energy Fund, SC INVESCO Health Sciences Fund, SC INVESCO Technology Fund, and SC INVESCO Telecommunications Fund (each, an "SC INVESCO Fund, together, the "SC INVESCO Funds") that they approve as to their respective SC INVESCO Fund, a plan of liquidation to liquidate the assets, distribute the liquidation proceeds to the respective SC INVESCO Fund's shareholders, and terminate the existence of such SC INVESCO Fund. If approved by an SC INVESCO Fund's shareholders, the liquidation of such SC INVESCO Fund is expected to occur on or about December 20, 2002.

Prior to each SC INVESCO Fund's liquidation, all or a substantial portion of each SC INVESCO Fund's assets may be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. When invested in such instruments in anticipation of its liquidation, the SC INVESCO Fund may not be able to achieve its investment objective. Accordingly, investors and prospective investors in an SC INVESCO Fund may wish to consider alternative investment options.